UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	07/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

JULY 31, 2006

Annual Report
to Shareholders

DWS Small Cap Value Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 3, 2001 are derived from the historical performance of Class S shares of the DWS Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/06
DWS Small Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	3.66%	17.01%	11.95%	11.49%
Class B	2.74%	16.01%	11.03%	10.58%
Class C	2.90%	16.10%	11.09%	10.62%
Russell 2000® Value Index+	6.93%	18.51%	13.28%	13.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 7/31/06	$ 25.89	$ 24.91	$ 24.98
7/31/05	$ 28.16	$ 27.44	$ 27.47
Distribution Information: Capital Gains as of 7/31/06	$ 3.09	$ 3.09	$ 3.09
Class A Lipper Rankings — Small-Cap Value Funds Category as of 7/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	146	of	262	56
3-Year	95	of	218	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Value Fund — Class A [] Russell 2000® Value Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/06
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,770	$15,099	$16,576	$27,956
	Average annual total return	-2.30%	14.72%	10.64%	10.83%
Class B	Growth of $10,000	$10,002	$15,413	$16,776	$27,345
	Average annual total return	.02%	15.51%	10.90%	10.58%
Class C	Growth of $10,000	$10,290	$15,651	$16,918	$27,449
	Average annual total return	2.90%	16.10%	11.09%	10.62%
Russell 2000® Value Index+	Growth of $10,000	$10,693	$16,644	$18,657	$36,180
	Average annual total return	6.93%	18.51%	13.28%	13.72%

The growth of $10,000 is cumulative.

+ The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 7/31/06
DWS Small Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class S	4.01%	17.37%	12.27%	11.74%
Russell 2000® Value Index+	6.93%	18.51%	13.28%	13.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/06	$ 25.90
7/31/05	$ 28.22
Distribution Information: Twelve Months: Income Dividends as of 7/31/06	$ .14
Capital Gains as of 7/31/06	$ 3.09
Class S Lipper Rankings — Small-Cap Value Funds Category as of 7/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	140	of	262	54
3-Year	84	of	218	39
5-Year	66	of	152	44
10-Year	35	of	53	65

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Value Fund — Class S [] Russell 2000® Value Index+

Yearly periods ended July 31
Comparative Results as of 7/31/06
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,401	$16,167	$17,839	$30,339
	Average annual total return	4.01%	17.37%	12.27%	11.74%
Russell 2000® Value Index+	Growth of $10,000	$10,693	$16,644	$18,657	$36,180
	Average annual total return	6.93%	18.51%	13.28%	13.72%

The growth of $10,000 is cumulative.

+ The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2006 to July 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 2/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/06	$ 984.80	$ 980.70	$ 981.10	$ 986.70
Expenses Paid per $1,000*	$ 6.99	$ 11.10	$ 10.66	$ 5.47
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 2/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/06	$ 1,017.75	$ 1,013.59	$ 1,014.03	$ 1,019.29
Expenses Paid per $1,000*	$ 7.10	$ 11.28	$ 10.84	$ 5.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Value Fund	1.42%	2.26%	2.17%	1.11%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS Small Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Small Cap Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Jin Chen

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999 previously serving as a portfolio manager for Absolute Return Strategies, after four years of experience as a fundamental equity analyst and portfolio manager of various funds in US large and small cap equities at Thomas White Asset Management.

Senior portfolio manager for Quantitative Strategies: New York.

BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 after four years of combined experience at BARRA, Inc. as a Senior Consultant for Equity Trading Services and as a Product Developer for FactSet Research Systems' portfolio analytics products.

Senior portfolio manager for Quantitative Strategies: New York.

BA, University of Connecticut.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation senior portfolio manager: New York.

Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

Joined the fund in 2005.

BS, The Wharton School, University of Pennsylvania.

In the following interview, Portfolio Managers Jin Chen, Julie Abbott and Robert Wang discuss DWS Small Cap Value Fund's performance and strategy and the market environment during the 12-month period ended July 31, 2006.

Q: How would you describe the economic and market environment over the last 12 months?

A: The economy demonstrated considerable resilience over the last year, despite a broad array of interrelated concerns including rising interest rates and inflation, war in the Middle East, terrorism, hurricanes and oil prices above $70 a barrel. However, in recent months, there have been increasingly prevalent signs that economic growth may be decelerating. Jobless claims are up, and industrial production is beginning to slow. Consumer confidence has drifted lower, and consumer spending has begun to moderate.

As of July 31, the US Federal Reserve Board (the Fed) appeared ready to pause in its series of interest-rate hikes, demonstrating an effort to balance the risks of a sharp slowdown and rising inflation. It now seems likely that the fundamentals are in place for inflation to remain modest and for the economy to settle into a growth path at or slightly below its long-term trend over the balance of this year and into 2007.

The stock market was choppy over the last 12 months, responding alternately to good and bad news, but most major indices had positive returns for the period. The Standard & Poor's 500 (S&P 500) Index, which is generally regarded as a good indicator of the broad stock market, had a return of 5.38% for the 12 months ended July 31, 2006.1 After leading the market for several years, small-cap stocks did not perform as well as large caps over the last year: The Russell 2000® Index posted a return of 4.24% for the 12 months ended July 31, 2006, while the Russell 1000® Index returned 5.23%.2 Within the small-cap arena, value stocks performed much better than growth stocks: The Russell 2000® Value Index had a return of 6.93%, while the Russell 2000® Growth Index returned 1.53%.3

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform over the last year?

A: The fund had a total return (Class A shares) of 3.66%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) The fund's performance lagged that of its benchmark, the Russell 2000® Value Index, which had a return of 6.93%, and was also below the 3.83% average return of its peers in the Lipper Small Cap Value Funds category.4

2 The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index . The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the index had an approximate market capitalization of $2.0 billion, and the smallest of $218.4 million.

3 The Russell 2000® Value Index measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market. The Russell 2000® Growth Index measures the performance of small companies with a greater-than-average growth orientation as compared with the overall market. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

4 The Small Cap Value Funds category as tracked by Lipper Inc. includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. Small Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index, based on price-to-current- earnings, book value, asset value or other factors. These funds normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared with the US diversified small-cap funds universe average. It is not possible to invest directly in a Lipper category.

An important reason for the fund's underperformance relative to the benchmark and peer group, which began in the spring of 2005, is that the small-cap market attracted many new investors who bid up shares of low-quality stocks, including those with no earnings and negative cash flow. In contrast, this fund emphasizes high-quality small-cap stocks that are financially sound and that we believe have good prospects for profitable growth.

Q: Which holdings were most positive and negative for performance?

A: Among the 24 industry groups into which we divide potential holdings, the best-performing groups were retail, consumer durables, apparel, and commercial services and supplies.

One of the top-performing stocks was Plexus Corp., a company that provides services to electronics manufacturers. Our cash flow analysis showed that Plexus had strong cash-flow growth relative to its own history as well as relative to peers and that management was able to get better returns on invested capital than peers. The company has increasing sales, good earnings quality and improving capacity utilization. The stock moved up, validating our analysis, and we sold it in June when it began to appear expensive relative to other opportunities.

Another strong stock in the portfolio was Jones Lang LaSalle, Inc., a real estate investment trust that offers property management and investment management services throughout the world. We selected this stock based on its high margins, strong cash flow and quality of earnings. After the stock moved up, we sold it, realizing a significant gain.

In retail, one of our best-performing stocks was Payless ShoeSource, Inc., which received an upgraded rating from Moody's Investors Service. We continue to own this stock, which has good-quality earnings and positive cash flow. An improved marketing program and better-quality merchandise contributed to strong results over the last year.

EMCOR Group, Inc., in the construction and engineering sector, also contributed to performance. This company concentrates on the high-margin private sector, generally avoiding government projects. It has good cash-flow growth and strong return on invested capital, and it has demonstrated capable cash-flow management.

Another strong performer was Alpharma, Inc., which moved up sharply after the Food and Drug Administration tentatively approved the company's new antidepressant drug. We had bought this stock because of its strong cash flow; the company is now in an even better cash position after selling its generic drug business, which was outside its mainstream business. The cash freed up from the sale of the generics business allows Alpharma to research new products for previously neglected segments, such as animal health and active pharmaceutical ingredients. Alpharma continues to look strong versus peers with strong market sentiment indicators as of the end of July, and was one of our larger health care positions.

Industry groups that underperformed include consumer staples, consumer discretionary and telecommunication services. In consumer staples, a significant negative was Sanderson Farms, Inc., which was hurt by concerns about avian flu; we have sold this stock based on negative market sentiment. Another holding that hurt performance was semiconductor producer Photronics, Inc., a stock that dropped on weaker-than-expected demand; we continue to hold this stock, which has good earnings quality and positive cash-flow metrics. Also negative for performance relative to the benchmark was not owning Level 3 Communications, Inc., a stock that soared after the company's debt load was deferred. However, this is a company with negative cash flow that we consider too risky to own.

Q: What other comments do you have for shareholders?

A: Over the long term, we believe our investment process, which is based on fundamental growth and value indicators, will help us outperform throughout different market conditions. We continue to monitor and refine our stock selection process, which evolves as we continually evaluate which factors have strong predictive value in various market environments and are independent of one another. We have made some recent enhancements that we believe will make the process more effective for the market conditions of today and the future.

We will continue to seek small-cap companies with strong fundamentals including good cash flow, solid earnings growth, healthy balance sheets and good long-term growth prospects relative to their peers. We believe that our disciplined investment process can help investors gain exposure to some of the most attractive small-cap companies. Broad diversification is a hallmark of a sound investment practice, and we believe that a position in a carefully selected group of small-cap stocks, such as those that constitute this fund, may be an appropriate part of a diversified investment portfolio for many investors.

We thank our investors for their continued interest in DWS Small Cap Value Fund.

Aug/24/2006

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	7/31/06	7/31/05

Common Stocks	96%	96%
Cash Equivalents	4%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/06	7/31/05

Financials	33%	35%
Consumer Discretionary	17%	16%
Information Technology	10%	10%
Industrials	10%	11%
Materials	7%	8%
Energy	5%	5%
Utilities	5%	4%
Health Care	5%	5%
Telecommunication Services	4%	2%
Consumer Staples	4%	4%
	100%	100%
Stock Characteristics
Weighted Average Market Values	Fund	Russell 2000® Value Index
Small Cap Companies ($ millions) Market Capitalization	1,202.1	1,043.0
Value Orientation P/E Trailing Twelve Months	27.0x	29.92x
Price/Book Value	2.48x	1.65x
Price/Sales	1.73x	3.21x

Asset allocation, sector diversification and stock characteristics are subject to change.

Ten Largest Equity Holdings at July 31, 2006 (14.8% of Net Assets)
1. Magellan Health Services, Inc. Coordinates and manages delivery of behavioral health care treatment	1.6%
2. FirstFed Financial Corp. Holder for provider of banking services	1.6%
3. Avista Corp. Provider of energy services	1.6%
4. Corus Bankshares, Inc. Holder of interest for commercial bank	1.5%
5. BankUnited Financial Corp. Operator of savings institutions	1.5%
6. Group 1 Automotive, Inc. Operator of automobile dealerships	1.5%
7. Hancock Holding Co. Provider of various private and public loans	1.4%
8. EMCOR Group, Inc. Provider of mechanical and electrical construction services	1.4%
9. Scholastic Corp. Provides children's books, textbooks, magazines, videos, toys, etc.	1.4%
10. LandAmerica Financial Group, Inc. Provider of property insurance	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2006

	Shares	Value ($)

Common Stocks 95.9%
Consumer Discretionary 16.4%
Auto Components 1.8%
American Axle & Manufacturing Holdings, Inc.	137,400	2,250,612
ArvinMeritor, Inc.	214,000	3,522,440
		5,773,052
Distributors 0.8%
Building Materials Holding Corp. (a)	132,800	2,845,904
Hotels Restaurants & Leisure 2.6%
Jack in the Box, Inc.*	105,400	4,156,976
Papa John's International, Inc.*	95,300	3,062,942
Ryan's Restaurant Group, Inc.*	72,700	1,145,752
		8,365,670
Household Durables 0.2%
WCI Communities, Inc.* (a)	41,300	648,823
Leisure Equipment & Products 0.9%
Marvel Entertainment, Inc.* (a)	162,600	2,874,768
Media 3.7%
Arbitron, Inc.	57,200	2,094,092
Catalina Marketing Corp.	78,400	2,279,088
Reader's Digest Association, Inc.	225,000	3,073,500
Scholastic Corp.*	156,800	4,508,000
		11,954,680
Multiline Retail 1.2%
Big Lots, Inc.*	250,500	4,048,080
Specialty Retail 2.5%
Group 1 Automotive, Inc.	79,700	4,887,204
Payless ShoeSource, Inc.*	82,700	2,140,276
Stage Stores, Inc.	34,600	1,026,236
		8,053,716
Textiles, Apparel & Luxury Goods 2.7%
Brown Shoe Co., Inc.	47,200	1,528,336
Kellwood Co.	158,000	4,179,100
The Warnaco Group, Inc.*	53,500	952,835
UniFirst Corp.	26,600	826,994
Wolverine World Wide, Inc.	48,150	1,224,936
		8,712,201
Consumer Staples 3.3%
Food & Staples Retailing 0.9%
Casey's General Stores, Inc.	123,500	2,794,805
Food Products 2.2%
Flowers Foods, Inc.	151,725	4,321,128
Seaboard Corp.	2,300	2,622,000
		6,943,128
Personal Products 0.2%
Elizabeth Arden, Inc.*	46,200	779,856
Energy 5.0%
Oil, Gas & Consumable Fuels
Comstock Resources, Inc.*	56,200	1,653,404
Edge Petroleum Corp.*	128,100	2,714,439
Energy Partners Ltd.*	168,000	3,052,560
Harvest Natural Resources, Inc.*	109,600	1,533,304
Penn Virginia Corp.	23,400	1,597,284
Swift Energy Co.*	76,400	3,667,200
Whiting Petroleum Corp.*	39,700	1,853,990
		16,072,181
Financials 32.0%
Commercial Banks 7.4%
Boston Private Financial Holdings, Inc.	51,800	1,301,734
FirstMerit Corp.	100,000	2,192,000
Greater Bay Bancorp	59,600	1,706,944
Hancock Holding Co.	90,300	4,659,480
IBERIABANK Corp.	13,750	790,213
Old National Bancorp.	32,770	625,252
Pacific Capital Bancorp.	123,466	3,637,308
Provident Bankshares Corp.	16,900	621,413
Sandy Spring Bancorp., Inc.	22,350	803,259
Sterling Financial Corp.	41,900	1,339,543
Texas Regional Bancshares, Inc. "A"	48,018	1,820,362
UMB Financial Corp.	49,770	1,710,595
Umpqua Holdings Corp.	24,100	628,769
United Bankshares, Inc.	58,400	2,080,792
		23,917,664
Consumer Finance 1.4%
Cash America International, Inc.	95,500	3,270,875
CompuCredit Corp.*	36,500	1,192,455
		4,463,330
Insurance 3.6%
LandAmerica Financial Group, Inc.	67,700	4,321,291
ProAssurance Corp.*	16,500	820,215
Safety Insurance Group, Inc.	17,300	917,938
Stewart Information Services Corp.	78,100	2,685,078
The Midland Co.	20,800	780,000
Zenith National Insurance Corp.	57,950	2,316,841
		11,841,363
Real Estate Investment Trusts 11.0%
Alexandria Real Estate Equities, Inc. (REIT)	17,800	1,680,676
American Financial Realty Trust (REIT)	78,700	911,346
American Home Mortgage Investment Corp. (REIT)	42,400	1,480,608
Anthracite Capital, Inc. (REIT)	88,300	1,083,441
Ashford Hospitality Trust (REIT)	75,400	885,950
BioMed Realty Trust, Inc. (REIT)	49,300	1,469,633
Crescent Real Estate Equities Co. (REIT)	69,500	1,356,640
Education Realty Trust, Inc. (REIT)	52,300	817,449
Entertainment Properties Trust (REIT)	26,000	1,106,820
Equity One, Inc. (REIT)	47,400	1,036,638
FelCor Lodging Trust, Inc. (REIT)	28,100	618,200
First Industrial Realty Trust, Inc. (REIT)	41,700	1,679,676
Glenborough Realty Trust, Inc. (REIT)	25,200	559,440
Healthcare Realty Trust, Inc. (REIT)	23,500	777,615
Highwoods Properties, Inc. (REIT)	46,000	1,713,040
Home Properties, Inc. (REIT)	14,000	780,920
Inland Real Estate Corp. (REIT)	40,700	659,747
LaSalle Hotel Properties (REIT)	26,000	1,074,060
Lexington Corporate Properties Trust (REIT) (a)	56,600	1,127,472
Maguire Properties, Inc. (REIT)	36,000	1,346,760
Mid-America Apartment Communities, Inc. (REIT)	14,400	822,528
National Retail Properties, Inc. (REIT)	63,700	1,327,508
Nationwide Health Properties, Inc. (REIT)	68,500	1,624,820
Pennsylvania Real Estate Investment Trust (REIT)	34,000	1,338,920
Potlatch Corp. (REIT)	35,100	1,214,811
RAIT Investment Trust (REIT)	35,800	1,012,066
Realty Income Corp. (REIT)	40,100	917,488
Redwood Trust, Inc. (REIT) (a)	24,600	1,170,468
Sovran Self Storage, Inc. (REIT)	19,800	1,023,066
Strategic Hotels & Resorts, Inc. (REIT)	66,200	1,320,690
Sunstone Hotel Investors, Inc. (REIT)	28,400	805,424
Trustreet Properties, Inc. (REIT)	74,800	995,588
		35,739,508
Real Estate Management & Development 0.2%
Trammell Crow Co.*	16,800	578,928
Thrifts & Mortgage Finance 8.4%
Accredited Home Lenders Holding Co.*	67,300	3,050,709
BankAtlantic Bancorp., Inc. "A"	198,800	2,759,344
BankUnited Financial Corp. "A"	166,800	4,935,612
Corus Bankshares, Inc. (a)	214,500	4,952,805
FirstFed Financial Corp.* (a)	88,900	5,018,405
Fremont General Corp.	144,200	2,559,550
MAF Bancorp., Inc.	76,100	3,120,100
PFF Bancorp., Inc.	11,550	433,702
W Holding Co., Inc.	92,500	487,475
		27,317,702
Health Care 4.4%
Health Care Providers & Services 2.4%
Apria Healthcare Group, Inc.*	65,200	1,142,304
Genesis HealthCare Corp.*	27,900	1,355,103
Magellan Health Services, Inc.*	108,300	5,205,981
		7,703,388
Pharmaceuticals 2.0%
Alpharma, Inc. "A"	120,600	2,723,148
Perrigo Co.	156,700	2,482,128
ViroPharma, Inc.*	184,200	1,433,076
		6,638,352
Industrials 9.6%
Aerospace & Defense 1.4%
Moog, Inc. "A"*	73,300	2,542,777
Orbital Sciences Corp.*	107,100	1,918,161
		4,460,938
Airlines 1.2%
Alaska Air Group, Inc.*	95,100	3,531,063
ExpressJet Holdings, Inc.*	66,900	457,596
		3,988,659
Building Products 0.3%
Griffon Corp.*	46,500	1,051,830
Commercial Services & Supplies 1.6%
Coinstar, Inc.*	22,200	541,458
United Stationers, Inc.*	13,100	644,127
Volt Information Sciences, Inc.*	63,700	2,700,880
Watson Wyatt Worldwide, Inc. "A"	35,700	1,176,672
		5,063,137
Construction & Engineering 2.5%
EMCOR Group, Inc.*	89,800	4,626,496
Granite Construction, Inc.	80,800	3,513,992
		8,140,488
Electrical Equipment 1.3%
A.O. Smith Corp.	96,000	4,114,560
Industrial Conglomerates 0.5%
Tredegar Corp.	109,800	1,737,036
Road & Rail 0.8%
Dollar Thrifty Automotive Group, Inc.*	29,100	1,302,516
Marten Transport Ltd.*	71,700	1,112,784
MascoTech, Inc.*	90,800	0
		2,415,300
Information Technology 9.8%
Computers & Peripherals 0.6%
Komag, Inc.*	54,400	2,084,064
Electronic Equipment & Instruments 1.4%
Agilysys, Inc.	150,300	2,355,201
KEMET Corp.*	73,900	618,543
MTS Systems Corp.	18,800	692,968
Rofin-Sinar Technologies, Inc.*	14,000	753,620
		4,420,332
Internet Software & Services 1.1%
EarthLink, Inc.*	151,700	1,093,757
InfoSpace, Inc.*	35,600	785,336
RealNetworks, Inc.*	63,900	638,361
United Online, Inc.	89,200	973,172
		3,490,626
IT Services 2.0%
CACI International, Inc. "A"*	53,100	2,992,185
CSG Systems International, Inc.*	135,600	3,531,024
		6,523,209
Semiconductors & Semiconductor Equipment 1.9%
Brooks Automation, Inc.*	121,900	1,376,251
Photronics, Inc.*	174,000	2,430,780
RF Micro Devices, Inc.*	376,100	2,316,776
		6,123,807
Software 2.8%
Altiris, Inc.*	111,800	1,929,668
Internet Security Systems, Inc.*	50,600	1,137,994
Lawson Software, Inc.*	414,300	2,775,810
Mentor Graphics Corp.*	148,100	2,040,818
Sybase, Inc.*	65,500	1,378,775
		9,263,065
Materials 6.7%
Chemicals 0.7%
Georgia Gulf Corp.	86,400	2,199,744
Containers & Packaging 1.2%
Silgan Holdings, Inc.	107,700	3,985,977
Metals & Mining 4.8%
Century Aluminum Co.*	81,200	2,506,644
Chaparral Steel Co.*	53,500	3,755,165
Cleveland-Cliffs, Inc. (a)	78,600	2,841,390
Compass Minerals International, Inc.	33,400	892,114
Metal Management, Inc.	67,400	1,919,552
Quanex Corp.	100,825	3,658,939
		15,573,804
Telecommunication Services 4.0%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc.	46,500	576,135
Commonwealth Telephone Enterprises, Inc.	122,400	4,101,624
CT Communications, Inc.	100,500	2,510,490
FairPoint Communications, Inc.	48,500	718,285
General Communication, Inc. "A"*	269,200	3,211,556
Golden Telecom, Inc.	21,400	529,008
TALK America Holdings, Inc.* (a)	224,700	1,332,471
		12,979,569
Utilities 4.7%
Electric Utilities 0.6%
ALLETE, Inc.	20,400	946,968
IDACORP, Inc.	27,600	1,028,928
		1,975,896
Gas Utilities 2.0%
New Jersey Resources Corp.	42,550	2,124,522
Northwest Natural Gas Co.	71,400	2,711,058
Southwest Gas Corp.	21,000	691,530
WGL Holdings, Inc.	32,900	987,987
		6,515,097
Independent Power Producers & Energy Traders 0.6%
Black Hills Corp.	51,600	1,848,828
Multi-Utilities 1.5%
Avista Corp.	199,600	4,986,008
Total Common Stocks (Cost $280,919,011)		311,009,073
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Bill, 4.975%**, 10/19/2006 (b) (Cost $662,685)	670,000	662,685
	Shares	Value ($)

Securities Lending Collateral 5.7%
Daily Assets Fund Institutional, 5.24% (c) (d) (Cost $18,555,975)	18,555,975	18,555,975

Cash Equivalents 3.6%
Cash Management QP Trust, 5.3% (e) (Cost $11,655,071)	11,655,071	11,655,071
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $311,792,742)+	105.4	341,882,804
Other Assets and Liabilities, Net	(5.4)	(17,618,999)
Net Assets	100.0	324,263,805

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $312,495,812. At July 31, 2006, net unrealized appreciation for all securities based on tax cost was $29,386,992. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,224,457 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,837,465.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2006 amounted to $17,966,759 which is 5.5% of net assets.

(b) At July 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At July 31, 2006, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
Russell 2000® Index	9/14/2006	38	13,486,522	13,387,400	(99,122)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2006
Assets
Investments: Investments in securities, at value (cost $281,581,696) — Including $17,966,759 of securities loaned	$ 311,671,758
Investment in Daily Assets Fund Institutional (cost $18,555,975)*	18,555,975
Investment in Cash Management QP Trust (cost $11,655,071)	11,655,071
Total investments in securities, at value (cost $311,792,742)	341,882,804
Cash	148
Receivable for investments sold	34,226,504
Receivable for Fund shares sold	329,605
Dividends receivable	615,966
Interest receivable	64,943
Receivable for daily variation margin on open futures contracts	13,300
Other assets	20,498
Total assets	377,153,768
Liabilities
Payable for investments purchased	33,041,132
Payable for Fund shares redeemed	677,967
Payable upon return of securities loaned	18,555,975
Accrued management fee	179,861
Other accrued expenses and payables	435,028
Total liabilities	52,889,963
Net assets, at value	$ 324,263,805
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on: Investments	30,090,062
Futures	(99,122)
Accumulated net realized gain (loss)	34,452,574
Paid-in capital	259,820,291
Net assets, at value	$ 324,263,805

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($13,938,568 ÷ 538,347 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.89
Maximum offering price per share (100 ÷ 94.25 of $25.89)	$ 27.47

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,942,898 ÷ 118,149 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 24.91

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,114,078 ÷ 204,704 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 24.98
Class S Net Asset Value, offering and redemption price(a) per share ($302,268,261 ÷ 11,671,815 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.90

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $499)	$ 4,661,047
Interest	30,269
Interest — Cash Management QP Trust	427,210
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	47,858
Total Income	5,166,384
Expenses: Management fee	2,495,056
Administration fee	54,210
Services to shareholders	723,006
Custodian and accounting fees	89,444
Distribution service fees	101,777
Auditing	54,592
Legal	42,452
Trustees' fees and expenses	10,183
Reports to shareholders and shareholder meeting	181,645
Registration fees	50,641
Other	25,302
Total expenses before expense reductions	3,828,308
Expense reductions	(6,031)
Total expenses after expense reductions	3,822,277
Net investment income (loss)	1,344,107
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	40,148,247
Futures	186,723
40,334,970
Net unrealized appreciation (depreciation) during the period on: Investments	(28,672,272)
Futures	(943,550)
(29,615,822)
Net gain (loss) on investment transactions	10,719,148
Net increase (decrease) in net assets resulting from operations	$ 12,063,255

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 1,344,107	$ 741,670
Net realized gain (loss) on investment transactions	40,334,970	38,862,384
Net unrealized appreciation (depreciation) during the period on investment transactions	(29,615,822)	29,801,827
Net increase (decrease) in net assets resulting from operations	12,063,255	69,405,881
Distributions to shareholders from: Net investment income: Class A	—	(62,234)
Class S	(1,580,033)	(2,237,245)
Net realized gains: Class A	(1,423,776)	(1,743,121)
Class B	(336,447)	(489,354)
Class C	(427,680)	(393,589)
Class S	(36,164,229)	(41,141,552)
Fund share transactions: Proceeds from shares sold	55,527,116	77,169,150
Reinvestment of distributions	38,487,126	44,619,799
Cost of shares redeemed	(108,994,166)	(80,531,289)
Redemption fees	13,009	22,394
Net increase (decrease) in net assets from Fund share transactions	(14,966,915)	41,280,054
Increase (decrease) in net assets	(42,835,825)	64,618,840
Net assets at beginning of period	367,099,630	302,480,790
Net assets at end of period	$ 324,263,805	$ 367,099,630

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 28.16	$ 26.23	$ 20.85	$ 20.77	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.03)	.08	.05	.03
Net realized and unrealized gain (loss) on investment transactions	.80	5.76	5.32	2.28	(.09)
Total from investment operations	.82	5.73	5.40	2.33	(.06)
Less distributions from: Net investment income	—	(.13)	(.02)	—	(.07)
Net realized gain on investment transactions	(3.09)	(3.67)	—	(2.25)	—
Total distributions	(3.09)	(3.80)	(.02)	(2.25)	(.07)
Redemption fees	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 25.89	$ 28.16	$ 26.23	$ 20.85	$ 20.77
Total Return (%)[c]	3.66	22.75	25.84	13.11	(.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	14	9	3	3
Ratio of expenses (%)	1.42	1.41	1.35	1.44	1.48*
Ratio of net investment income (loss) (%)	.10	(.12)	.35	.28	.23*
Portfolio turnover rate (%)	117	90	135	168	157

[a] For the period from December 3, 2001 (commencement of operations of Class A shares) to July 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended July 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 27.44	$ 25.72	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.18)	(.23)	(.12)	(.10)	(.09)
Net realized and unrealized gain (loss) on investment transactions	.74	5.62	5.23	2.25	(.07)
Total from investment operations	.56	5.39	5.11	2.15	(.16)
Less distributions from: Net investment income	—	—	—	—	(.03)
Net realized gain on investment transactions	(3.09)	(3.67)	—	(2.25)	—
Total distributions	(3.09)	(3.67)	—	(2.25)	(.03)
Redemption fees	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 24.91	$ 27.44	$ 25.72	$ 20.61	$ 20.71
Total Return (%)[c]	2.74	21.72	24.79	12.21	(.74)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	2	2
Ratio of expenses (%)	2.27	2.20	2.24	2.26	2.28*
Ratio of net investment income (loss) (%)	(.75)	(.91)	(.54)	(.54)	(.57)*
Portfolio turnover rate (%)	117	90	135	168	157

[a] For the period from December 3, 2001 (commencement of operations of Class B shares) to July 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended July 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 27.47	$ 25.75	$ 20.61	$ 20.71	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)	(.23)	(.10)	(.10)	(.08)
Net realized and unrealized gain (loss) on investment transactions	.75	5.62	5.24	2.25	(.08)
Total from investment operations	.60	5.39	5.14	2.15	(.16)
Less distributions from: Net investment income	—	—	—	—	(.03)
Net realized gain on investment transactions	(3.09)	(3.67)	—	(2.25)	—
Total distributions	(3.09)	(3.67)	—	(2.25)	(.03)
Redemption fees	.00***	.00***	.00***	.00***	.01
Net asset value, end of period	$ 24.98	$ 27.47	$ 25.75	$ 20.61	$ 20.71
Total Return (%)[c]	2.90	21.74	24.94	12.21	(.73)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	2.66		.43
Ratio of expenses (%)	2.13	2.19	2.08	2.25	2.26*
Ratio of net investment income (loss) (%)	(.61)	(.90)	(.38)	(.53)	(.55)*
Portfolio turnover rate (%)	117	90	135	168	157

[a] For the period from December 3, 2001 (commencement of operations of Class C shares) to July 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended July 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 28.22	$ 26.27	$ 20.87	$ 20.79	$ 21.45
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.07	.13	.10	.13
Net realized and unrealized gain (loss) on investment transactions	.80	5.75	5.35	2.28	(.71)
Total from investment operations	.91	5.82	5.48	2.38	(.58)
Less distributions from: Net investment income	(.14)	(.20)	(.08)	(.05)	(.09)
Net realized gain on investment transactions	(3.09)	(3.67)	—	(2.25)	—
Total distributions	(3.23)	(3.87)	(.08)	(2.30)	(.09)
Redemption fees	.00*	.00*	.00*	.00*	.01
Net asset value, end of period	$ 25.90	$ 28.22	$ 26.27	$ 20.87	$ 20.79
Total Return (%)	4.01	23.11	26.26	13.40	(2.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	302	346	288	237	240
Ratio of expenses (%)	1.09	1.04	1.16	1.21	1.21
Ratio of net investment income (%)	.43	.25	.54	.51	.56
Portfolio turnover rate (%)	117	90	135	168	157
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Small Cap Value Fund (formerly Scudder Small Company Value Fund) (the "Fund") is a diversified series of DWS Securities Trust (formerly Scudder Securities Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 10,202,664
Undistributed net long-term capital gains	$ 24,853,859
Net unrealized appreciation (depreciation) on investments	$ 29,386,992

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2006	2005
Distributions from ordinary income*	$ 10,144,101	$ 13,324,979
Distributions from long-term capital gains	$ 29,788,064	$ 32,742,116

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

B. Purchases and Sales of Securities

During the year ended July 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $385,257,427 and $438,472,581, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG. The Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to the portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from August 1, 2005 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

Annual Management Fee Rate
First $500 million of the Fund's average daily net assets	0.750%
Over $500 million of such net assets	0.700%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rate:

Annual Management Fee Rate
First $500 million of the Fund's average daily net assets	0.665%
Over $500 million of such net assets	0.615%

Accordingly, for the year ended July 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.74% of the Fund's average daily net assets.

Effective October 1, 2003 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

For the period from April 1, 2004 through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee or reimburse expenses (excluding expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees and trustee and trustee counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.34%
Class B	1.36%
Class C	1.36%
Class S	1.34%

Effective June 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee or reimburse expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:.

Class A	1,524%
Class B	2,274%
Class C	2,274%
Class S	1.274%

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through July 31, 2006, the Advisor received an Administration Fee of $54,210, all of which is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended July 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at July 31, 2006
Class A	$ 33,563	$ 8,537
Class B	10,098	2,800
Class C	7,043	1,845
Class S	528,586	140,153
	$ 579,290	$ 153,335

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC had retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period August 1, 2005 though May 31, 2006, the amounts charged to the Fund by DWS-SFAC for accounting services aggregated $69,351, of which $211 is unpaid at July 31, 2006.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2006
Class B	$ 22,325	$ 1,783
Class C	30,863	3,031
	$ 53,188	$ 4,814

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2006	Annualized Effective Rate
Class A	$ 31,332	$ 6,334.24%
Class B	7,284	1,162.24%
Class C	9,973	2,192.24%
	$ 48,589	$ 9,688

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter of the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2006 aggregated $7,220.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2006, the CDSC for Class B and C shares aggregated $5,905 and $752, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2006, DWS-SDI received an aggregate CDSC of $50 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $19,380, of which $6,720 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated fund's investments in the QP Trust.

D. Expense Reductions

For the year ended July 31, 2006, the Advisor agreed to reimburse the Fund $5,555, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2006, the Fund's custodian fees were reduced by $476 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2006		Year Ended July 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	284,703	$ 7,558,338	377,964	$ 10,315,402
Class B	32,977	846,537	60,453	1,620,229
Class C	116,367	2,964,114	139,953	3,700,276
Class S	1,653,343	44,158,127	2,273,172	61,533,243
		$ 55,527,116		$ 77,169,150
Shares issued to shareholders in reinvestment of distributions
Class A	54,277	$ 1,315,945	61,223	$ 1,623,010
Class B	13,249	310,382	17,261	447,943
Class C	17,658	414,798	14,434	375,148
Class S	1,506,033	36,446,001	1,592,057	42,173,698
		$ 38,487,126		$ 44,619,799
Shares redeemed
Class A	(288,478)	$ (7,598,151)	(305,645)	$ (8,032,253)
Class B	(47,056)	(1,211,819)	(77,276)	(2,005,398)
Class C	(72,216)	(1,857,319)	(98,258)	(2,581,928)
Class S	(3,753,038)	(98,326,877)	(2,559,649)	(67,911,710)
		$ (108,994,166)		$ (80,531,289)
Redemption fees		$ 13,009		$ 22,394
Net increase (decrease)
Class A	50,502	$ 1,278,292	133,542	$ 3,907,840
Class B	(830)	(54,900)	438	62,782
Class C	61,809	1,521,598	56,129	1,493,496
Class S	(593,662)	(17,711,905)	1,305,580	35,815,936
		$ (14,966,915)		$ 41,280,054

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. The Staff of the SEC has informed counsel for Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.), who in turn have informed the DWS funds that on August 29, 2006, the SEC approved an offer of settlement in which DeIM, DeAM, Inc. and SDI would settle an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS fund shares during 2001-2003. DeIM, DeAM, Inc. and SDI expect the settlement with the SEC to be reflected in an order of the SEC which will state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS fund shares. The brokerage practices which were the subject of the offer of settlement were discontinued in October 2003.

Under the terms of the offer of settlement, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the findings to be contained in the SEC's order, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Subsequent to July 31, 2006, the Fund recorded a receivable of $33,425 which is equivalent to $0.003 per share.

As part of the offer of settlement, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

In addition, SDI has offered to settle with the NASD regarding its practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In the offer, SDI consents to the imposition of a censure by the NASD. SDI expects this settlement to be announced simultaneously with the SEC's announcement of the above-referenced settlement of an administrative proceeding regarding disclosure of brokerage allocation practices.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and the Shareholders of DWS Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Value Fund (formerly the Scudder Small Company Value Fund) (the "Fund") at July 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 26, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $2.40 per share from net long-term capital gains during its year ended July 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $31,553,000 as capital gain dividends for its year ended July 31, 2006, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2006 qualified for the dividends-received deduction.

For federal income tax purposes, the Fund designates $5,971,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Small Cap Value Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. ("Number of Votes" represents all funds that are series of DWS Securities Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	14,669,402.630	503,412.280
Dawn-Marie Driscoll	14,665,804.629	507,010.281
Keith R. Fox	14,673,028.437	499,786.473
Kenneth C. Froewiss	14,671,790.448	501,024.462
Martin J. Gruber	14,638,508.196	534,306.714
Richard J. Herring	14,650,827.798	521,987.112
Graham E. Jones	14,624,616.395	548,198.515
Rebecca W. Rimel	14,643,047.583	529,767.327
Philip Saunders, Jr.	14,637,450.691	535,364.219
William N. Searcy, Jr.	14,648,711.534	524,103.376
Jean Gleason Stromberg	14,633,959.415	538,855.495
Carl W. Vogt	14,656,535.376	516,279.534
Axel Schwarzer	14,649,283.427	523,531.483

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,511,539.842	415,147.768	179,126.953	603,638.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,441,481.655	482,581.037	181,751.871	603,638.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,663,306.611	244,875.783	197,632.169	603,638.000

IV-A. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Securities Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
12,797,089.089	383,245.686	425,495.135	1,566,985.000

The Meeting was reconvened on July 27, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below).

IV-B. Approval of Further Amendments to an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Securities Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
15,408,561.207	517,668.201	510,281.231	1,307,328.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees).

		88
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2006

Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)

		88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2002

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; DWS Global High Income Fund, Inc. (since August 2006); DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 621-1048

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SAAUX	SABUX	SACUX
CUSIP Number	23337G 704	23337G 803	23337G 886
Fund Number	450	650	750
For shareholders of Class S
Automated Information Lines	SAILTM (800) 728-3337
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SCSUX
Fund Number	2078

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, July 31, 2006, DWS Small Cap Value Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS SMALL CAP VALUE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$52,700	$128	$0	$0
2005	$49,500	$225	$7,200	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$168,700	$73,180	$0
2005	$264,200	$136,355	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$73,180	$15,000	$88,180
2005	$7,200	$136,535	$89,635	$233,370

All other engagement fees were billed for services in connection with process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Small Cap Value Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Small Cap Value Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	September 28, 2006